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                          FORM 8-K / A


                         CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934


Date of Report (Date of earliest event reported): March 17, 2000



                    CCB FINANCIAL CORPORATION
     (Exact name of registrant as specified in its charter)


   North Carolina          0-12358             56-1347849
  (State or other      (Commission File      (IRS Employer
  jurisdiction of          Number)        Identification No.)
   incorporation)


        111 Corcoran Street, Durham, North Carolina 27701
  (Address, including zip code, of principal executive office)


                         (919) 683-7777
       (Registrant's telephone number, including zip code)


Item 5.     Other Events.

     As disclosed in the Current Report on Form 8-K dated March 17, 2000, CCB Financial Corporation ("CCB") and National Commerce Bancorporation ("NCB") entered into an Agreement and Plan of Merger (the "Agreement") on March 17, 2000 pursuant to which CCB will merge with and into NCB. The Boards of Directors of CCB and NCB approved the Agreement and the transactions contemplated therein on March 17, 2000. CCB and NCB have each granted to the other an irrevocable option to purchase up to 19.9% of the outstanding Common Stock of such party (respectively, the CCB Stock Option Agreement" and the "NCBC Stock Option Agreement").

     For additional information regarding the Agreement, the CCB Stock Option Agreement and the NCB Stock Option Agreement, reference is made to the copies of those documents which are incorporated herein by reference and included as Exhibits to this Current Report on Form 8-K.



Item 7.     Financial Statements and Exhibits.

          c) Exhibits

2.1 Agreement and Plan of Merger, dated as of March 17, 2000, by and between CCB Financial
     Corporation and National Commerce Bancorporation

2.2(a)     Stock  Option Agreement, dated as of March  17,  2000,
     issued  by  CCB  Financial Corporation to National  Commerce
     Bancorporation

2.2(b)     Stock  Option Agreement, dated as of March  17,  2000,
     issued  by National Commerce Bancorporation to CCB Financial
     Corporation
                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.


                              CCB FINANCIAL CORPORATION
                                    (Registrant)



Dated March 24, 2000               By:    /s/  SHELDON M. FOX
                                    Sheldon M. Fox
                                    Chief Financial  Officer

                        INDEX TO EXHIBITS

Exhibit

2.1 Agreement and Plan of Merger, dated as of March 17, 2000, by and between CCB Financial
     Corporation and National Commerce Bancorporation

2.2(a)    Stock Option Agreement, dated as of March 17,
     2000, issued by CCB Financial Corporation to
     National Commerce Bancorporation

2.2(b)    Stock Option Agreement, dated as of March 17,
     2000, issued by National Commerce Bancorporation to CCB Financial Corporation